Spectrum Organic Products, Inc.


News Release                                             Contact: Andrea Proulx
For Immediate Release                                    ----------------------
---------------------                                    707-778-8900 ext. 3101
                                                         ----------------------
                                                    andreap@spectrumorganic.com


Spectrum Organic Products Reports Record First Quarter Sales
------------------------------------------------------------

PETALUMA, CA (May 10, 2004) Spectrum Organic Products, Inc. (OTCBB-SPOP) reported that net sales for the three months ended March 31, 2004 reached a new quarterly record for the company of $12,733,100 compared to net sales of $10,308,600 for the same period of the prior year, a growth rate of 24 percent
(i). The improved sales performance was primarily attributable to increased consumer awareness of the importance of healthy oils to overall health and nutrition. Additionally, many food manufacturers continued their push to eliminate partially hydrogenated oils (trans fats) from their products which drove the company's industrial sales to record levels.

Spectrum reported a net loss for the quarter of $109,000 versus net income of $635,600 for the first quarter of 2003, which was primarily attributable to margin pressure on the company's consumer branded product lines as a result of increased raw material costs for certain key organic raw materials such as olive oil, canola oil and flaxseed. Also contributing to the operating loss in 2004 was increased spending behind several new sales and marketing initiatives during the first quarter. In particular, there was heavy spending to launch Spectrum's new advertising campaign, as well as a new company identity and packaging revisions, a completely redesigned website and an increased presence at industry trade shows.

Management believes that earnings before interest, taxes, depreciation and amortization (EBITDA) (ii) is an important measure of its financial performance. For the three months ending March 31, 2004, Spectrum reported EBITDA of $40,600 versus EBITDA of $847,500 for the first quarter of 2003. The decrease in 2004 was primarily attributable to the gross margin pressure and the increased spending behind the sales and marketing initiatives.

"Our first quarter sales were an all-time record, with significant growth delivered in all three of the company's business segments," said Neil G. Blomquist, Spectrum CEO. "Additionally, we launched our new "I am Spectrum" advertising campaign and a new public relations program. The organic foods industry continues to feature double-digit growth. As category leaders in culinary oils and essential fatty acid nutritional supplements, Spectrum remains in an enviable position for future sales growth."

Spectrum Organic Products, Inc. is a leading manufacturer and marketer of natural and organic culinary oils, vinegar, condiments and butter substitutes under the Spectrum Naturals(R) brand and essential fatty acid nutritional supplements under the Spectrum Essentials(R) brand. The company also produces and sells a wide range of industrial oils, vinegar and nutritional ingredients to other manufacturers through its Spectrum Ingredients Division. All of the company's products feature healthy oils that are free from hydrogenation and genetically modified organisms.

"Safe Harbor" statements under the Private Securities Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by the forward-looking statements. These risks and uncertainties are described in the company's Securities and Exchange Commission filings under the symbol "SPOP."

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(i) Net sales by business segment for the three month periods ended March 31,
2004 and 2003 are summarized as follows:

                                                           2004               2003        % Change
                                                           ----               ----        --------
Spectrum Naturals(R)Culinary Products                  $ 5,817,600        $ 4,598,100       +27%
Spectrum Essentials(R)Nutritional Supplements            2,668,800          2,446,300        +9%
Spectrum Ingredients/Other                               4,246,700          3,264,200       +30%
                                                       -----------        -----------       ----
Total Net Sales                                        $12,733,100        $10,308,600       +24%
                                                       -----------        -----------       ----


(ii) The reconciliation of net income to EBITDA for the three month periods ended March 31, 2004 and 2003 is summarized as follows:

                                                            2004          2003
                                                            ----          ----
Net Income (Loss)                                        $(109,000)    $ 635,600
Provision (Benefit) for Income Taxes                       (72,600)       37,800
Interest Expense                                            74,000        70,400
Depreciation and Amortization Expense                      148,200       103,700
                                                         ---------     ---------
EBITDA                                                   $  40,600     $ 847,500
                                                         ---------     ---------
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                                SPECTRUM ORGANIC PRODUCTS, INC.
                                         BALANCE SHEETS


                                             ASSETS
                                                                    (Unaudited)
                                                                     March 31,     December 31,
                                                                       2004            2003
                                                                   ------------    ------------
Current Assets:
   Cash                                                            $    218,400    $      7,300
   Accounts receivable, net                                           4,395,800       4,163,200
   Inventories, net                                                   6,741,800       8,007,200
   Deferred income taxes - current                                      592,900         514,200
   Prepaid expenses and other current assets                            378,800         297,500
                                                                   ------------    ------------
Total Current Assets                                                 12,327,700      12,989,400

Property and Equipment, net                                           4,631,200       4,338,700

Other Assets:
   Deferred income taxes - long-term                                  1,087,700       1,087,700
   Intangible assets, net                                               586,300         586,800
   Other assets                                                         218,300         218,300
                                                                   ------------    ------------
Total Assets                                                       $ 18,851,200    $ 19,220,900
                                                                   ============    ============

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Bank overdraft                                                  $       --      $    513,800
   Line of credit                                                     5,147,600       4,833,000
   Accounts payable, trade                                            4,725,100       4,168,000
   Accrued expenses                                                     829,500       1,307,700
   Current maturities of term notes payable and capital lease
     Obligations                                                        329,100         322,300
   Current maturities of notes payable, related parties                 259,500         275,200
   Income taxes payable                                                    --             9,900
                                                                   ------------    ------------
Total Current Liabilities                                            11,290,800      11,429,900

Notes payable and capitalized lease obligations, less
  current maturities                                                  1,021,700       1,104,200
Notes payable, related parties, less current maturities                 499,900         549,200
Deferred rent                                                            47,300          50,700
                                                                   ------------    ------------
Total Liabilities                                                    12,859,700      13,134,000
                                                                   ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no shares
       issued or outstanding                                               --              --
   Common stock, no par value, 60,000,000 shares authorized,
       46,296,277 and 46,254,777 issued and outstanding at March
       31, 2004 and December 31, 2003, respectively                   9,593,100       9,579,500
   Accumulated deficit                                               (3,601,600)     (3,492,600)
                                                                   ------------    ------------
Total Stockholders' Equity                                            5,991,500       6,086,900
                                                                   ------------    ------------
Total Liabilities and Stockholders' Equity                         $ 18,851,200    $ 19,220,900
                                                                   ============    ============

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                         SPECTRUM ORGANIC PRODUCTS, INC.
                            STATEMENTS OF OPERATIONS



                                                             (Unaudited)
                                                         Three Months Ended
                                                      March 31,       March 31,
                                                        2004            2003
                                                    ------------    ------------
Net Sales                                           $ 12,733,100    $ 10,308,600
Cost of Goods Sold                                     9,830,400       7,235,800
                                                    ------------    ------------
Gross Profit                                           2,902,700       3,072,800
                                                    ------------    ------------
Operating Expenses:
   Sales and Marketing                                 1,981,900       1,432,600
   General and Administrative                          1,029,400         897,600
                                                    ------------    ------------
   Total Operating Expenses                            3,011,300       2,330,200
                                                    ------------    ------------
Income (Loss) from Operations                           (108,600)        742,600
                                                    ------------    ------------
Other Income (Expense):
   Interest Expense                                      (74,000)        (70,400)
   Other, net                                              1,000           1,200
                                                    ------------    ------------
Total Other Expenses                                     (73,000)        (69,200)
                                                    ------------    ------------

Income (Loss) Before Taxes                              (181,600)        673,400
Benefit (Provision) for Income Taxes                      72,600         (37,800)
                                                    ------------    ------------
Net Income (Loss)                                   $   (109,000)   $    635,600
                                                    ============    ============

Basic and Fully Diluted Income (Loss) Per Share     $      (0.00)   $       0.01
                                                    ============    ============

Basic Weighted Average Shares Outstanding             46,275,557      45,705,571
                                                    ============    ============

Fully Diluted Weighted Average Shares Outstanding     46,275,557      46,108,429
                                                    ============    ============

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                         SPECTRUM ORGANIC PRODUCTS, INC.
                             STATEMENTS OF CASH FLOWS



                                                               (Unaudited)
                                                            Three Months Ended
                                                        March 31,       March 31,
                                                          2004            2003
                                                      ------------    ------------
Cash Flows from Operating Activities:                        --              --
Net Income (Loss)                                     $   (109,000)   $    635,600
  Adjustments to Reconcile Net Income (Loss) to Net
   Cash Provided by (Used in) Operating Activities:
  Provision for uncollectible receivables                   18,800          21,300
  Provision for inventory obsolescence                      18,700          74,700
  Depreciation and amortization                            148,200         103,700
  Imputed interest on note payable, related party            5,000           4,700

Changes in Assets and Liabilities:
  Accounts receivable                                     (251,400)       (611,500)
  Inventories                                            1,246,700      (2,083,100)
  Other assets                                            (160,000)        (86,000)
  Accounts payable                                         557,100       1,003,400
  Income taxes payable                                      (9,900)       (138,200)
  Other liabilities                                       (481,500)         33,000
                                                      ------------    ------------
Net Cash Provided by (Used in) Operating Activities        982,700      (1,042,400)
                                                      ------------    ------------

Cash Flows from Investing Activities:
  Purchase of property and equipment                      (440,300)       (357,600)
                                                      ------------    ------------
Net Cash Used in Investing Activities                     (440,300)       (357,600)
                                                      ------------    ------------

Cash Flows from Financing Activities:
  Increase (Decrease) in bank overdraft                   (513,800)        165,400
  Proceeds from line of credit                           5,483,300      11,039,300
  Repayment of line of credit                           (5,168,700)     (9,679,100)
  Repayment of notes payable, related parties              (70,100)        (68,000)
  Repayment of term notes payable                          (62,500)        (51,600)
  Repayment of capitalized lease obligations               (13,100)        (11,500)
  Proceeds from exercise of stock options                   13,600            --
                                                      ------------    ------------
Net Cash Provided by (Used in) Financing Activities       (331,300)      1,394,500
                                                      ------------    ------------
Net Increase (Decrease) in Cash                            211,100          (5,500)

Cash, beginning of the year                                  7,300          12,700
                                                      ------------    ------------
Cash, end of the period                               $    218,400    $      7,200
                                                      ============    ============
Supplemental Disclosure of Cash Flow Information:
  Cash paid for income taxes                          $     16,000    $    176,000
  Cash paid for interest                              $     67,700    $     69,800

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